UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2017

KANSAS CITY SOUTHERN
(Exact name of registrant as specified in its charter)

DELAWARE	1-4717	44-0663509
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

427 West 12th Street, Kansas City, Missouri 64105
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(816) 983 - 1303

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 26, 2017, the Board of Directors ("Board") of Kansas City Southern (the “Company”) elected Mitchell J. Krebs, Lydia I. Beebe, Janet H. Kennedy and Henry J. Maier as members of the Board. The size of the Board was expanded to 12 members.

Mitchell J. Krebs is currently President and Chief Executive Officer of Coeur Mining, Inc., a leading producer of silver and gold with mines in North and South America, including Mexico. The Board appointed Mr. Krebs to serve on the Audit Committee and Finance Committee of the Board.

Lydia E. Beebe currently serves as Senior Of Counsel with the law firm of Wilson Sonsini Goodrich & Rosati. Ms. Beebee has experience serving in various executive roles at Chevron Corporation. The Board appointed Ms. Beebee to serve on the Nominating and Corporate Governance Committee of the Board.

Janet H. Kennedy is currently President of Microsoft Canada, a subsidiary of Microsoft Corporation. The Board appointed Ms. Kennedy to serve on the Compensation and Organization Committee of the Board.

Henry J. Maier is currently President and Chief Executive Officer of FedEx Ground, a subsidiary of FedEx Corp. The Board appointed Mr. Maier to serve on the Compensation and Organization Committee of the Board.

Each of the directors listed above will receive an annual cash retainer of $75,000 and an annual stock award, under the Company’s equity incentive plan in effect on the grant date, with a value of $105,000. Additionally, each of the directors will receive an annual cash retainer of $10,000 for being a member of each of the committees listed above. Each director will enter into the Company’s standard indemnification agreement for officers and directors as described on the Company’s definitive proxy statement filed on April 4, 2017, which description is incorporated herein by reference.

On May 30, 2017, the Company issued a press release announcing the new directors. The press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
(d)
Press Release issued by Kansas City Southern, dated May 30, 2017, entitled "KCS Adds Four Directors to Board; Strengthens Key Areas on Board"

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
Date: June 2, 2017

By:	/s/ Adam J. Godderz
Name: Adam J. Godderz
Title: Vice President & Corporate Secretary

Exhibit Index

Exhibit No	Description
99.1	Press Release issued by Kansas City Southern, dated May 30, 2017, entitled "KCS Adds Four Directors to Board; Strengthens Key Areas on Board"